Pursuant to Rule 497(d)


Effective April 7, 2003, the name Salomon Smith Barney Inc. was changed to Citigroup Global Markets Inc. Accordingly, all references herein to Salomon Smith Barney Inc. should now read Citigroup Global Markets Inc.